Pension Plans, Other Postretirement Benefits, and Defined-Contribution Plans - Accumulated Benefit Obligations in Excess of Plan Assets Table (Detail) - Pension Plans, Defined Benefit [Member] - USD ($)
$ in Millions
	Dec. 31, 2018	Dec. 31, 2017
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 1,828	$ 2,079
Accumulated benefit obligation	1,527	1,749
Fair value of plan assets	$ 1,131	$ 1,227